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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                February 12, 2004
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)


   Delaware                       001-16179                     72-1409562
(State or other            (Commission file number)          (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation or
 organization)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 12. Results of Operations and Financial Condition

On February 12, 2004, we issued a press release with respect to our 2003 fourth quarter and 2003 year end earnings. The press release is furnished as Exhibit
99.1 to this Current Report and incorporated by reference herein. The press release contains certain measures (discussed below), which may be deemed "non-GAAP financial measures" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Management discloses discretionary cash flow. This non-GAAP financial measure and reconciliation to the most comparable GAAP financial measure for the fourth quarter and full year of 2003 are included in Exhibit 99.1 to this Current Report, furnished to the Securities and Exchange Commission.
Discretionary cash flow is defined as cash flow from operations before changes in working capital and exploration expenditures.

Discretionary cash flow is widely accepted as a financial indicator of an oil and natural gas company's ability to generate cash, which is used to internally fund exploration and development activities, pay dividends and service debt. Discretionary cash flow is presented based on management's belief that this non-GAAP measure is useful information to investors because it is widely used by professional research analysts in the valuation, comparison, rating and
investment   recommendations  of  companies  within  the  oil  and  natural  gas exploration and production industry. The Company does not use this non-GAAP measure for any other purpose. Many investors use the published research of these analysts in making their investment decisions. Discretionary cash flow is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating activities, as defined by GAAP, or as a measure of liquidity, or an alternative to net income. Investors should be cautioned that discretionary cash flow as reported by us may not be comparable in all instances to discretionary cash flow as reported by other companies.

                                      EXHIBIT INDEX

    Exhibit No.             Description
   -------------------------------------------------------------------------
    99.1                    Press release, dated February 12, 2004
                            announcing earnings for the quarter
                            and year ended December 31, 2003.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 12, 2004


                              ENERGY PARTNERS, LTD.


                              By: /s/ Suzanne V. Baer
                              -------------------------------------------------
                              Suzanne V. Baer
                              Executive Vice President and Chief
                              Financial Officer
                              (Authorized Officer and Principal
                              Financial Officer)


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